AboveNet

AboveNet, Inc.

Third Quarter 2009
Earnings Conference Call
November 5, 2009

Bill LaPerch, President & CEO
Joe Ciavarella, SVP & CFO

AboveNet

Safe Harbor Statement

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. We cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company's financial and operating prospects, current economic trends and recessionary pressures, future opportunities, the Company's exposure to the financial services industry and strength of competition and pricing. The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company's business or future financial results is included in the Company's SEC filings, including, but not limited to, those described in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. We discuss certain non-GAAP financial measures in this presentation and provide the GAAP financial measures that correspond to such non-GAAP measures, as well as the reconciliation between the two.

AboveNet

Q3 2009 Highlights

- Q3 2009 versus Q3 2008

$/M

	Q3 '08	Q3 '09	% Δ
Revenue	$ 82.1	$ 92.4	13%
Adjusted EBITDA	$ 28.8	$ 40.7	41%
Capital Expenditures	$ 28.9	$ 26.5	(8%)

AboveNet

Q3 2009 Highlights

- Revenue from new customers during the quarter came primarily from the financial, media, and professional services sectors
- Metro Ethernet product suite was a strong seller during the quarter
- Pricing environment similar to Q2 – metro and fiber Infrastructure services steady, WAN under pressure
- Continue to see trend of smaller deals ($10k MRC and under)
- YTD net contract activity (in $'s) remains positive, but is lower than last year
  - YTD new order activity roughly in line with last year
  - YTD terminations and downgrades are up over last year and Q3 was a particularly challenging quarter, partially because of a large customer network optimization
- Initiated sales force expansion and productivity improvements

Q3 2009 Highlights


Revenue
$/M
$82.1
$88.0
$92.4
Q3 '08
Q2 '09
Q3 '09

Includes Contract Termination Revenue of $4.4, $0.8, $0.3, respectively


Adjusted EBITDA
$/M
$28.8
$38.5
$40.7
Q3 '08
Q2 '09
Q3 '09


Adjusted EBITDA Margin
35.1%
43.8%
44.0%
Q3 '08
Q2 '09
Q3 '09


Diluted EPS
$0.42
$0.97
$0.88
Q3 '08
Q2 '09
Q3 '09

All periods adjusted for two-for-one stock split delivered 09/03/09

Domestic Services Revenue

Domestic Quarterly Services Revenue


$/M
90
80
70
60
50
40
30
20
10
0
Q4 '06
Q2 '07
Q4 '07
Q2 '08
Q4 '08
Q2 '09
FIS
Metro
WAN

The above chart reflects the revenue classifications established in 2008. 2007 and 2006 information has been recast to conform to these classifications

Domestic Services Revenue CAGR (TTM Q3 '07 – TTM Q3 '09)


60%
50%
40%
30%
20%
10%
0%
8%
54%
36%
FIS
Metro
WAN

Domestic Services Revenue Mix

	Q3 '08	Q2 '09	Q3 '09
Metro Services	26%	29%	30%
WAN Services	18%	21%	21%
Fiber Infrastructure	56%	50%	49%

Excludes Other Revenue which includes, but is not limited to, Contract Termination Revenue

Cash Flow from Operating Activities and Capex


$/M
45
40
35
30
25
20
15
10
5
0
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Cash Flow from Operating Activities
Cash used for Capital Expenditures


Capital Expenditure Components
September 30, 2009 YTD
1%
13%
28%
58%
Success Based
Infrastructure
Maintenance
Other

AboveNet

Financial Review

High-Bandwidth Connectivity Solutions

Q3 2009 Revenue – Year-over-Year Comparison

AboveNet

$/M	Three Months Ended Sept 30, 2008		% Total	Three Months Ended Sept 30, 2009		% Total	% Δ
Metro Services	$	17.6	21%	$	24.8	27%	41%
WAN Services		12.7	16%		17.1	18%	35%
Fiber Infr. Svcs.		38.0	46%		40.5	44%	7%
U.K. and others		8.3	10%		8.8	10%	6%
Other		5.5	7%		1.2	1%	(78%)
Total	$	82.1	100%	$	92.4	100%	13%

- Domestic Metro and WAN revenue increased from 37% to 45% of total revenue between Q3 2008 and Q3 2009
- Revenue from U.K. operations grew 24% in local currency, offset by a 13% weakening of the British Pound
- Contract termination revenue was $4.4M in Q3 2008 vs. $0.3M in Q3 2009. Adjusting for contract termination revenue, growth was 19%

Q3 2009 Revenue – Sequential Quarter Comparison

AboveNet

$/M	Three Months Ended June 30, 2009	% Total	Three Months Ended Sept 30, 2009	% Total	% Δ
Metro Services	$ 23.2	26%	$ 24.8	27%	7%
WAN Services	16.3	18%	17.1	18%	5%
Fiber Infr. Svcs.	39.3	45%	40.5	44%	3%
U.K. and others	7.8	9%	8.8	10%	13%
Other	1.4	2%	1.2	1%	(14%)
Total	$ 88.0	100%	$ 92.4	100%	5%

- Domestic Metro Services accounted for 44% of domestic services revenue growth and 36% of total revenue growth
- Contract termination revenue was $0.8M in Q2 2009 vs. $0.3M in Q3 2009. Adjusting for contract termination revenue, growth was 6%
- Revenue from U.K. operations grew 10% in local currency

Q3 2009 Highlights

AboveNet

$/M, except EPS	Three Months Ended Sept 30, 2008	Three Months Ended Sept 30, 2009	% Δ	Three Months Ended June 30, 2009	Three Months Ended Sept 30, 2009	% Δ
Revenue	$ 82.1	$ 92.4	13%	$ 88.0	$ 92.4	5%
Costs of Revenue	32.1	33.9	6%	32.3	33.9	5%
SG&A	22.9	20.3	(11%)	20.1	20.3	1%
Adj. EBITDA	$ 28.8	$ 40.7	41%	$ 38.5	$ 40.7	6%
Adj. EBITDA Margin	*35.1%*	*44.0%*	*25%*	*43.8%*	*44.0%*	-
Net Income	$ 10.4	$ 22.7	118%	$ 24.6	$ 22.7	(8%)
Diluted EPS *	0.42	0.88	110%	0.97	0.88	(9%)
Capital Expenditures	$ 28.9	$ 26.5	(8%)	$ 32.3	$ 26.5	(18%)

- Strong Adj. EBITDA growth over Q3 2008 resulting from revenue growth and margin expansion
- Costs of Revenue increase over Q3 2008 primarily a result of increased co-location and third party network costs
- Year-over-year SG&A improvement largely a result of $2.3M one-time asset abandonment charge incurred in Q3 2008

* Diluted EPS adjusted for two-for-one stock split delivered 09/03/09

AboveNet

YTD Revenue – Year-over-Year Comparison

$/M	Nine Months Ended Sept 30, 2008	% Total	Nine Months Ended Sept 30, 2009	% Total	% Δ
Metro Services	$ 48.5	21%	$ 69.4	26%	43%
WAN Services	35.2	15%	49.4	19%	40%
Fiber Infr. Svcs.	111.9	49%	118.1	44%	6%
U.K. and others	24.4	11%	23.5	9%	(4%)
Other	10.1	4%	5.4	2%	(47%)
Total	$ 230.1	100%	$ 265.8	100%	16%

- Domestic Metro and WAN revenue increased from 36% to 45% of total YTD revenue between Q3 2008 and Q3 2009
- Revenue from U.K. operations grew 22% in local currency, offset by a 21% weakening of the British Pound
- Contract termination revenue for the nine months ended September 30, 2008 was $6.7M vs. $3.0M in the comparable 2009 period. Adjusting for contract termination, growth was 18%

AboveNet

YTD Highlights

$/M, except EPS	Nine Months Ended September 30, 2008		2009		% Δ
Revenue	$	230.1	$	265.8	16%
Costs of Revenue		94.5		95.6	1%
SG&A		68.8		61.1	(11%)
Adj. EBITDA	$	76.4	$	117.4	54%
Adj. EBITDA Margin		*33.2%*		*44.2%*	*33%*
Net Income	$	25.0	$	74.7	199%
Diluted EPS *		1.02		2.96	190%
Capital Expenditures	$	82.9	$	80.0	(3%)

- Strong Adjusted EBITDA growth primarily a result of increased domestic services revenue and one-time expenses incurred in prior year period
- 199% increase in net income partially attributable to $4.7M tax benefit for the nine months ended September 30, 2009, compared to a tax provision of $3.0M in the prior year period

* Diluted EPS adjusted for two-for-one stock split delivered 09/03/09

AboveNet

Financial Strength

Balance Sheet

$/M (at period ended)	December 31, 2007	December 31, 2008	Sept 30, 2009
Cash/cash equivalents	$45.8	$87.1	$122.5
Debt [(1)]	$ 1.8	$37.6	$35.3

(1) Includes capital lease obligation and senior secured credit facility in 2008 and 2009

Cash Flow

$/M (for period ended)	December 31, 2007	December 31, 2008	Sept 30, 2009
CF from Operating Act.	$69.7	$116.1	$105.0
Capital Expenditures [(2)]	$90.8	$117.2	$80.0
CF from Financing Act.	($5.4)	$42.6	$9.8

(2) Per Consolidated Statements of Cash Flows

Secured Credit Facility

$33.8 million term loan outstanding

$27 million revolver ($26 million available)

$25.4 million delayed draw term loan available to be drawn by December 31, 2009

Future Scheduled Secured Credit Facility Repayments

$/M

2009	2010	2011	2012	2013
$ 1.1	$ 4.3	$ 4.3	$ 5.4	$18.7

AboveNet

Deferred Revenue Overview

$/M

- Deferred Revenue on Balance Sheet (Short-term and Long-term)

December 31, 2008	$113.3
September 30, 2009	120.9
YTD net change	$ 7.6

- YTD change a result of:

Amortization of deferred revenue	($18.1)
Installation receipts	24.9
Change in collections in advance	(0.1)
Exchange rate effect	0.9
YTD net change	$ 7.6

- Balance is a result of service prepayments, installation payments and collected monthly advance billings
- YTD breakdown of GAAP revenue between amortization and billed revenue

Billed revenue plus collected contract termination revenue	$247.7
Amortization of deferred revenue	18.1
Revenue	$265.8

AboveNet

YTD Summary and Outlook

- Strong financial results through first nine months of 2009, particularly given economic conditions
- Business conditions remain challenging
  - Competition for customer business remains strong
  - Terminations and downgrades remain difficult to predict
- Strength in Metro Ethernet product suite
- 2009 Revenue forecast at $355M to $360M
- Expect FY 2009 Adjusted EBITDA Margin roughly in line with YTD 2009 actual Adjusted EBITDA margin
- 2009 Capital Expenditures forecast unchanged at $110M to $120M

AboveNet

Thank You

Appendix

AboveNet

Consolidated Statements of Operations

$/M, except share and per share information *	Three Months Ended September 30, 2008	Three Months Ended September 30, 2009
Revenue	$ 82.1	$ 92.4
Costs of revenue	32.1	33.9
Selling, general and administrative expenses	22.9	20.3
Depreciation and amortization	12.2	13.5
Operating income	14.9	24.7
Other income (expense):		
Interest income	0.5	-
Interest expense	(1.1)	(1.3)
Other expense, net	(2.0)	(0.5)
Income before income taxes	12.3	22.9
Provision for income taxes	1.9	0.2
Net income	$ 10.4	$ 22.7
Income per share, basic:		
Basic income per share	$ 0.47	$ 0.96
Weighted average number of common shares	22,068,514	23,500,655
Income per share, diluted:		
Diluted income per share	$ 0.42	$ 0.88
Weighted average number of common shares	24,465,230	25,612,176

* All share and per share information has been adjusted to reflect the two-for-one stock split, effective 9/03/09

AboveNet

YTD Consolidated Cash Flow Summary

$/M	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2009
Net Income	$ 25.0	$ 74.7
Depreciation and Amortization	37.0	37.7
Stock-based compensation	9.6	8.3
Working Capital	(3.1)	(24.9)
Deferred revenue and other LT liabilities	6.0	6.9
Other	1.9	2.3
Cash provided by Operating Activities	76.4	105.0
Cash used in Investing Activities	(81.2)	(80.0)
Cash provided by Financing Activities	32.4	9.8
Effect of exchange rates on cash	(0.5)	0.6
Net increase in cash and cash equivalents	27.1	35.4
Cash and cash equivalents, beginning of period	45.8	87.1
Cash and cash equivalents, end of period	$ 72.9	$ 122.5

AboveNet

Reconciliation of Non-GAAP Financial Measures

- Adjusted EBITDA is defined as net income before provision for (benefit from) income taxes, other income/expense, interest income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, income/loss from discontinued operations, gain/loss on sales of data centers, depreciation and amortization, and non-cash stock-based compensation
- Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue
- Revenue, net of contract termination revenue is defined as Revenue minus contract termination revenue
- Revenue: Local Currency is defined as Revenue from U.K. and others multiplied by the period average exchange rate between the functional currency of the foreign subsidiaries and our functional currency, the U.S. dollar

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

$/M	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2009
NET INCOME	$ 25.0	$ 74.7
Interest income	(1.4)	(0.3)
Interest expense	2.7	3.6
Other expense (income), net	0.5	(1.9)
Provision for (benefit from) income taxes	3.0	(4.7)
OPERATING INCOME	29.8	71.4
Depreciation and amortization	37.0	37.7
Non-cash stock-based compensation	9.6	8.3
Adjusted EBITDA	$ 76.4	$ 117.4

Calculation of Adjusted EBITDA Margins

	2008	2009
Adjusted EBITDA	$ 76.4	$ 117.4
Revenue	$ 230.1	$ 265.8
Adjusted EBITDA Margin	33.2%	44.2%

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

$/M	Three Months Ended						
	03/31/08	06/30/08	09/30/08	12/31/08	03/31/09	06/30/09	09/30/09
NET INCOME	$ 3.4	$ 11.2	$ 10.4	$ 17.3	$ 27.4	$ 24.6	$ 22.7
Interest income	(0.5)	(0.4)	(0.5)	(0.4)	(0.2)	(0.1)	0.0
Interest expense	0.7	0.9	1.1	1.2	1.2	1.1	1.3
Other (income) expense, net	(1.5)	0.0	2.0	1.9	0.1	(2.5)	0.5
Provision for (benefit from) income taxes	0.6	0.5	1.9	5.3	(5.1)	0.2	0.2
OPERATING INCOME	2.7	12.2	14.9	25.3	23.4	23.3	24.7
Depreciation and amortization	12.6	12.2	12.2	11.3	11.9	12.3	13.5
Non-cash stock-based compensation	4.2	3.7	1.7	2.9	2.9	2.9	2.5
Adjusted EBITDA	$ 19.5	$ 28.1	$ 28.8	$ 39.5	$ 38.2	$ 38.5	$ 40.7

Calculation of Adjusted EBITDA Margins

Adjusted EBITDA	$ 19.5	$ 28.1	$ 28.8	$ 39.5	$ 38.2	$ 38.5	$ 40.7
Revenue	$ 70.9	$ 77.1	$ 82.1	$ 89.8	$ 85.4	$ 88.0	$ 92.4
Adjusted EBITDA Margin	27.5%	36.4%	35.1%	44.0%	44.7%	43.8%	44.0%

AboveNet

Reconciliation of Non-GAAP Financial Measures (Cont'd)

Reconciliation of Revenue to Revenue, Net of Contract Termination Revenue

$/M	Three Months Ended							Nine Months Ended	
	03/31/08	06/30/08	09/30/08	12/31/08	03/31/09	06/30/09	09/30/09	09/30/08	09/30/09
Revenue	$70.9	$77.1	$82.1	$89.8	$85.4	$88.0	$92.4	$230.1	$265.8
Contract Termination Revenue	0.3	2.0	4.4	8.7	1.9	0.8	0.3	6.7	3.0
Revenue, Net *	$70.6	$75.1	$77.7	$81.1	$83.5	$87.2	$92.1	$223.4	$262.8

* Revenue, Net of Contract Termination Revenue

Reconciliation of Non-GAAP Financial Measures (Cont'd)

AboveNet

Exchange Rate Impact on U.K. Revenue

(in millions)

	Three Months Ended			Three Months Ended			Nine Months Ended		
	09/30/08	09/30/09	% Δ	06/30/09	09/30/09	% Δ	09/30/08	09/30/09	% Δ
Revenue: Local Currency (£)	4.4	5.4	24%	5.0	5.4	10%	12.5	15.2	22%
Exchange Rate	1.90	1.64	(13%)	1.55	1.64	6%	1.95	1.54	(21%)
Revenue: U.K. and others ($)	8.3	8.8	6%	7.8	8.8	13%	24.4	23.5	(4%)

Note: The percentage changes are calculated based on the detailed amounts and may differ slightly from percentages calculated based on rounded amounts in the table above.